                                                                    EXHIBIT H(4)

                       FIRST AMENDMENT, CONSENT AND WAIVER

                FIRST AMENDMENT, CONSENT AND WAIVER (this "Amendment"), dated as of March 10, 2000, among the separate mutual fund portfolios party to the Credit Agreement referred to below (the "Borrowers"), the lending institutions from time to time party to the Credit Agreement (the "Banks"), THE BANK OF NEW YORK, as Documentation Agent, MELLON BANK N.A. and CITIBANK N.A., as Co-Syndication Agents, STATE STREET BANK AND TRUST COMPANY, as Operations Agent, and DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent (together with the Documentation Agent and the Operations Agent, the "Agents"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H:

                WHEREAS, the Borrowers, the Banks and the Agents are parties to a Credit Agreement, dated as of March 11, 1999 (the "Credit Agreement");

                WHEREAS, the Borrower has requested the consent of the Banks to the addition of the Prudential Tax Managed Funds, the 20/20 Focus Portfolio and the Diversified Conservative Growth Portfolio (each a series of Prudential Series Fund Inc.) and the Prudential Jennison International Growth Fund (a series of Prudential World Fund, Inc.) (each an "Additional Borrower" and collectively, the "Additional Borrowers") as Borrowers under the Credit Agreement, and the Banks party hereto are willing to grant such consent on the terms and subject to the conditions set forth herein; and

                WHEREAS, subject to and on the terms and conditions set forth in this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided and the Banks have agreed to grant the waivers and consents as herein provided;

                NOW, THEREFORE, it is agreed:

                1. Section 1.13 of the Credit Agreement is hereby amended by deleting clauses (a), (b) and (c) of said Section in their entirety and inserting the following new clauses in lieu thereof:

                "(a) (i) any Bank that fails to so notify the Borrowers and the Operations Agent shall be deemed to have elected not to grant such extension as to itself and (ii) any extension of the Expiry Date pursuant to this Section
1.13 shall be effective on the Requested Extension Effective Date only as to those Banks (the "Extending Banks") (and their respective Commitments) which have consented to such extension pursuant to such Extension Request. The Expiry Date for each Bank which does not consent to such extension pursuant to such Extension Request (each a "Non-Extending Bank") shall be the Expiry Date as in effect immediately before giving effect to such Extension Request. No Bank shall be under any obligation whatsoever to consent to an Extension Request and may refuse to extend the Expiry Date as to itself in its sole and absolute discretion. The Operations Agent shall notify the Borrowers and each Bank of the effectiveness of any such extension.

                (b) The Commitment of each Non-Extending Bank shall terminate permanently and irrevocably on the Expiry Date in effect for such Bank before giving effect to any extension of such Expiry Date pursuant to an Extension Request to which such Bank has not consented, and the Borrower shall pay to each Non-Extending Bank an amount equal to all Obligations then owing to such Non-Extending Bank and such Non-Extending Bank shall thereafter cease to be a "Bank" hereunder (except with respect to its rights under Sections 2.01, 3.04 and 12.01 and any provision of this Agreement which by its terms survives the termination of this Agreement, and its obligations under Section 12.16); provided that, the Borrowers may at their option (i) allocate all or any portion of the Commitment of any Non-Extending Bank to any Extending Bank or Extending Banks which agree, in their sole and absolute discretion, to accept such allocation and/or (ii) permit any Eligible Transferee reasonably acceptable to the Agents that is not a party to this Agreement, to assume all or a portion of such Non-Extending Bank's Commitment, in each case pursuant to one or more Assignment and Assumption Agreements to be executed and effected in accordance with Section 12.04(b). Upon (A) the execution of such Assignment and Assumption Agreement (or on such date specified in such Assignment and Assumption Agreement, which date shall not be later than the Expiry Date as in effect for such Non-Extending Bank), (B) the payment to such Non-Extending Banks of all amounts of principal, interest, fees and other amounts payable to such Non-Extending Banks hereunder and (C) the delivery of each such Assignment and Assumption Agreement to the Operations Agent, (i) the entire Commitment of such Non-Extending Bank(s) shall terminate and such Non-Extending Bank(s) shall cease to be a "Bank" and shall cease to have any rights or obligations hereunder (other than (x) its rights under Sections 2.01, 3.04 and 12.01 and any provision of this Agreement which by its terms survives the termination of this Agreement and (y) its obligations under Section 12.16) and (ii) each Extending Bank and/or new Bank which is being allocated a portion of such Non-Extending Bank(s) commitment(s) shall succeed to such rights and obligations of the Non-Extending Bank to the extent of the Commitment or Loans of the Non-Extending Bank allocated to such Extending Bank and/or new Bank (except that the Expiry Date applicable to such commitments assigned to such Extending Bank and/or new Bank shall be the Expiry Date applicable to Extending Banks pursuant to Section 1.13(a)(ii) above); provided, however, that the Commitment of each Non-Extending Bank shall in any event terminate on the Expiry Date applicable to such Non-Extending Bank. Notwithstanding anything to the contrary contained in this Agreement, Schedule II shall be deemed amended without the consent of any Bank (other than a new Bank to the extent provided herein) to reflect the new Commitments of each Extending Bank and/or new Bank pursuant to this Section 1.13(b)."

                2. Section 2.01 (a) of the Credit Agreement is hereby amended by replacing the reference to "0.065% appearing therein with a reference to "0.08%."

                3. Section 6.09 of the Credit Agreement is hereby amended by deleting Section (a) in its entirety and inserting the following in lieu thereof:

                (a) Other than with respect to any ERISA Affiliate of the Prudential Series Fund. Inc., neither such Borrower nor any ERISA Affiliate of such Borrower (other than the Investment Advisor) has ever maintained or contributed to or been obligated to contribute to any "employee benefit plan" (as defined in Section 3(3) of ERISA). Schedule VI sets forth each Plan; each Plan (and each related trust, insurance contract or fund) is in substantial compliance with its terms and with all applicable laws, including without limitation ERISA and the Code; each Plan (and each related trust, if any) which is intended to be qualified under Section 401 (a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code; no Reportable Event has occurred; no Plan is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA); no Plan has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, or has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period, within the meaning of Section 412 of the Code or Section 303 or 304 of ERISA; all contributions required to be made with respect to a Plan have been timely made or have been properly accrued on the balance sheet of such Borrower or any ERISA Affiliate of such Borrower; such Borrower has not incurred any material liability to or on account of a Plan pursuant to Section 409, 502(i), 502(1), 515, 4062, 4063, 4064,
        4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971 or 4975 of
        the Code or expects to incur any such liability under any of the foregoing sections with respect to any Plan; no condition exists which presents a material risk to such Borrower of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no proceedings have been instituted to terminate or appoint a trustee to administer any Plan; no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, expected or threatened, which action, suit, proceeding, hearing, audit or investigation has resulted in any material liability, or could reasonably be expected to result in any material liability, to such Borrower; no lien imposed under the Code or ERISA on the assets of such Borrower or any ERISA Affiliate of such Borrower exists or is likely to arise on account of any Plan.

                4. Section 7.01 of the Credit Agreement is hereby amended by deleting Section (d) in its entirety and inserting the following in lieu thereof:

                (d) ERISA Reports. As soon as possible and, in any event, within twenty (20) days after such Borrower, or any ERISA Affiliate of such Borrower knows or has reason to know of the occurrence of any of the following, such Borrower will deliver to each of the Banks a certificate of an executive officer of such Borrower setting forth the full details as to such occurrence and the action, if any, that such Borrower or the ERISA Affiliate of such Borrower are required or propose to take, together with any notices required or proposed to be given or filed by such Borrower, a Defined Contribution Plan participant or the Defined Contribution Plan administrator with respect thereto: that a Reportable Event has occurred (except to the extent that such Borrower has previously delivered to the Banks a certificate and notices (if any) concerning such event pursuant to the next clause hereof); that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan is subject to the advance reporting requirement of PBGC Regulation
        Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 is reasonably expected to occur with respect to such Plan within the following 30 days; that an accumulated funding deficiency, within the meaning of Section 412 of the Code or Section 302 of ERISA, has been incurred or an application may be or has been made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under
        Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan; that any contribution required to be made with respect to a Plan or Defined Contribution Plan has not been timely made; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; or that such Borrower will or may incur any material liability to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan or Defined Contribution Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409, 502(i) or 502(l) of ERISA. Such Borrower will deliver to each of the Banks copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to
        Section 4010 of ERISA. In addition to any certificates or notices delivered to the Banks pursuant to the first sentence hereof, copies of any records, documents or other information required to be furnished to the PBGC or any other government agency, and any material notices received by such Borrower or any ERISA Affiliate of such Borrower with respect to any Plan shall be delivered to the Banks no later than twenty
        (20) days after the date such records, documents and/or information has been furnished to the PBGC or any other government agency or such notice has been received by such Borrower or the ERISA Affiliate of such Borrower, as applicable.

                5. Section 8.07 of the Credit Agreement is hereby amended by deleting Section 8.07 in its entirety and inserting the following in lieu thereof:

                8.07 ERISA. Such Borrower will not, or will not permit any ERISA Affiliate of such Borrower (other than the Investment Advisor or any ERISA Affiliate of the Prudential Series Fund, Inc.) to maintain or contribute to or become obligated to contribute to any "employee benefit plan" (as defined in Section 3(3) of ERISA).

                6. Section 9 of the Credit Agreement is hereby amended by inserting the following Section 9.09 at the end thereof:

                9.09 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under
        Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or Section 303 or 304 of ERISA; a Reportable Event shall have occurred; a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof) and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation
        Section 4043 shall be reasonably expected to occur with respect to such Plan within the following 30 days; any Plan shall have had or is likely to have a trustee appointed to administer such Plan; any Plan shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA; a contribution required to be made with respect to a Plan has not been timely made; such Borrower or any ERISA Affiliate of such Borrower has incurred or is likely to incur any liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971 or
        4975 of the Code or a "default", within the meaning of Section 4219(c)(5) of ERISA, shall occur with respect to any Plan; (b) there shall result from any such event or events the imposition of a lien against such Borrower, the granting of a security interest against such Borrower, or a liability or a material risk of incurring a liability with respect to such Borrower; and (c) such lien, security interest or liability, individually, and/or in the aggregate, in the opinion of the Required Banks, has had, or could reasonably be expected to have, a material adverse effect upon the business, operations, condition (financial or otherwise) or prospects of such Borrower.

                7. Section 10.01 of the Credit Agreement is hereby amended by (i) replacing the reference to "0.375%" appearing in the definition of "Applicable Margin" with a reference to "0.50%", (ii) replacing the reference to "$50,000,000" appearing in the definition of "Maximum Swingline Amount" with a reference to "$100,000,000", (iii) deleting the definition of "Expiry Date" appearing therein in its entirety and (iv) inserting the following new definitions in appropriate alphabetical order:

                "Expiry Date" shall mean, subject to the provisions of the second sentence of Section 9 of the First Amendment, March 9, 2001, or such later date to which the same may be extended from time to time in accordance with the provisions of Section 1.13 of this Agreement.

                "Extending Bank" shall have the meaning provided in Section
        1.13.

                "First Amendment" shall mean the First Amendment, Consent and Waiver to this Agreement, dated as of March 10, 2000.

                "Non-Extending Bank" shall have the meaning provided in Section 1.13.

                "PBGC" shall mean the Pension Benefit Guaranty Corporation.

                "Plan" shall mean any pension plan as defined in Section 3(2) of ERISA which is subject to Title IV of ERISA and/or Section 412 of the Code and which is maintained or contributed to by (or to which there is an obligation to contribute of) any ERISA Affiliate of the Prudential Series Fund, Inc., and each such plan for the five year period immediately following the latest date on which such ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

                "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan as to which the notice requirement has not been waived by the PBGC.

                8. The Banks hereby waive any Default or Event of Default which may exist prior to giving effect to this Amendment as a result of any participation in, maintenance of, or contribution to any "employee benefit plan" (as defined in Section 3(3) of ERISA) by any of those Borrowers listed on
Schedule I of the Credit Agreement as portfolios of Prudential Series Fund, Inc., provided that such waiver shall only be effective to the extent that any such participation in, maintenance of, or contribution to such "employee benefit plan" would not have constituted a Default or Event of Default had the amendments set forth in Sections 3 through 7, inclusive, of this Amendment been in effect at the time of such participation in, maintenance of or contribution to such "employee benefit plan."

                9. In order to induce the Banks and the Agents to enter into this Amendment, each of the Borrowers hereby represents and warrants that
(a) no Default or Event of Default exists as of the date hereof after giving effect to this Amendment and (b) as of the date hereof, after giving effect to this Amendment, all representations and warranties of such Borrower contained in the Credit Agreement are true and correct in all material respects. Notwithstanding anything herein or in the Credit Agreement to the contrary, each party to this Amendment hereby agrees that (i) Credit Lyonnais, New York Branch does not agree, and shall not, regardless of its execution hereof, be deemed to have agreed, to the extension of the "Expiry Date" effected pursuant to Section 7 of this Amendment, (ii) both before and after giving effect to this Amendment, the "Expiry Date" with respect to Credit Lyonnais, New York Branch shall continue to be March 10, 2000 and (iii), upon the occurrence of such date, Credit Lyonnais, New York Branch shall be deemed to be a Non-Extending Bank pursuant to Section 1.13 of the Credit Agreement (as amended hereby), with all of the rights of a Non-Extending Bank thereunder.

                10. This Amendment is limited precisely as written and shall not be deemed to be an amendment, consent, waiver or modification of any other term or condition of the Credit Agreement, any other Credit Document or any of the instruments or agreements referred to therein, or prejudice any right or rights which the Banks, the Agents or any of them may now have or may have in the future under or in connection with the Credit Agreement, any other Credit Document or any of the instruments or agreements referred to therein. On and after the Amendment Effective Date (as defined below), all references to the Credit Agreement in any Credit Document shall be deemed to be references to the Credit Agreement as amended hereby.

                11. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrowers and the Agents.

                12. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF.

                13. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Borrowers and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention:
May Yip-Daniels; facsimile number 212/354-8113.

                                     * * * *

                IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered on its behalf of as of the date first above written.

Address:

100 Mulberry Street, Gateway Center 3       AUTHORIZED OFFICER, on behalf of
Newark, New Jersey 07102-4077                each Borrower
Telephone No.: (973) 367-7503
Telecopier No.: (973) 367-8059
Attention: Grace Torres                     By /s/ Grace Torres
                                               ------------------------------
                                               Name: Grace Torres
                                               Title: Treasurer

                                            DEUTSCHE BANK AG, NEW YORK BRANCH,
                                             as Administrative Agent

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            DEUTSCHE BANK AG, NEW YORK AND/OR
                                             CAYMAN ISLANDS BRANCHES

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered on its behalf of as of the date first above written.

Address:

100 Mulberry Street, Gateway Center 3       AUTHORIZED OFFICER, on behalf of
Newark, New Jersey 07102-4077                each Borrower
Telephone No.: (973) 367-7503
Telecopier No.: (973) 367-8059
Attention: Grace Torres                     By
                                               ------------------------------
                                               Name:
                                               Title:

                                            DEUTSCHE BANK AG, NEW YORK BRANCH,
                                             as Administrative Agent

                                            By /s/ Alan Krouk
                                               ------------------------------
                                               Name: Alan Krouk
                                               Title: Assistant Vice President

                                            By /s/ Gayma Z. Shivnarain
                                               ------------------------------
                                               Name: Gayma Z. Shivnarain
                                               Title: Director

                                            DEUTSCHE BANK AG, NEW YORK AND/OR
                                             CAYMAN ISLANDS BRANCHES

                                            By /s/ Alan Krouk
                                               ------------------------------
                                               Name: Alan Krouk
                                               Title: Assistant Vice President

                                            By /s/ Gayma Z. Shivnarain
                                               ------------------------------
                                               Name: Gayma Z. Shivnarain
                                               Title: Director

                                            STATE STREET BANK AND TRUST COMPANY,
                                             Individually and as Operations
                                             Agent

                                            By /s/ Anne Marie Gualtieri
                                               ------------------------------
                                               Name: ANNE MARIE GUALTIERI
                                               Title: VICE PRESIDENT

                                            THE BANK OF NEW YORK, Individually
                                             and as Documentation Agent

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            CITIBANK, N.A., Individually and
                                             as Co-Syndication Agent

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            MELLON BANK N.A., Individually and
                                             as Co-Syndication Agent

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            THE BANK OF NOVA SCOTIA

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            STATE STREET BANK AND TRUST COMPANY,
                                             Individually and as Operations
                                             Agent

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            THE BANK OF NEW YORK, Individually
                                             and as Documentation Agent

                                            By  /s/ Scott H. Buitekant
                                               ------------------------------
                                               Name: SCOTT H. BUITEKANT
                                               Title: V.P.

                                            CITIBANK, N.A., Individually and
                                             as Co-Syndication Agent

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            MELLON BANK N.A., Individually and
                                             as Co-Syndication Agent

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            THE BANK OF NOVA SCOTIA

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            STATE STREET BANK AND TRUST COMPANY,
                                             Individually and as Operations
                                             Agent

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            THE BANK OF NEW YORK, Individually
                                             and as Documentation Agent

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            CITIBANK, N.A., Individually and
                                             as Co-Syndication Agent

                                            By /s/ Maria Hackley
                                               ------------------------------
                                               Name: Maria Hackley
                                               Title: Vice President

                                            MELLON BANK N.A., Individually and
                                             as Co-Syndication Agent

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            THE BANK OF NOVA SCOTIA

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            STATE STREET BANK AND TRUST COMPANY,
                                             Individually and as Operations
                                             Agent

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            THE BANK OF NEW YORK, Individually
                                             and as Documentation Agent

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            CITIBANK, N.A., Individually and
                                             as Co-Syndication Agent

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            MELLON BANK N.A., Individually and
                                             as Co-Syndication Agent

                                            By /s/ John R. Cooper
                                               ------------------------------
                                               Name: JOHN R. COOPER
                                               Title: VICE PRESIDENT

                                            THE BANK OF NOVA SCOTIA

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            STATE STREET BANK AND TRUST COMPANY,
                                             Individually and as Operations
                                             Agent

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            THE BANK OF NEW YORK, Individually
                                             and as Documentation Agent

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            CITIBANK, N.A., Individually and
                                             as Co-Syndication Agent

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            MELLON BANK N.A., Individually and
                                             as Co-Syndication Agent

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            THE BANK OF NOVA SCOTIA

                                            By /s/ James R. Trimble
                                               ------------------------------
                                               Name: James R. Trimble
                                               Title: Managing Director

                                            BANQUE NATIONALE DE PARIS

                                            By /s/ Marguerite L. Lebon
                                               ------------------------------
                                               Name: Marguerite L. Lebon
                                               Title: Assistant Vice President

                                            By /s/ Laurent Vanderzyppe
                                               ------------------------------
                                               Name: Laurent Vanderzyppe
                                               Title: Vice President

                                            CREDIT LYONNAIS, NEW YORK BRANCH

                                            By
                                               ------------------------------
                                            Name:
                                            Title:

                                            DEN DANSKE BANK

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            SOCIETE GENERALE

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            BANQUE NATIONALE DE PARIS

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            CREDIT LYONNAIS, NEW YORK BRANCH

                                            By /s/ Sebastian Rocco
                                               ------------------------------
                                            Name: Sebastian Rocco
                                            Title: Senior Vice President

                                            DEN DANSKE BANK

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            SOCIETE GENERALE

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            BANQUE NATIONALE DE PARIS

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            CREDIT LYONNAIS, NEW YORK BRANCH

                                            By
                                               ------------------------------
                                            Name:
                                            Title:

                                            DEN DANSKE BANK

                                            By /s/ George Neofitidis
                                               ------------------------------
                                               Name: GEORGE NEOFITIDIS
                                               Title: ASSISTANT VICE PRESIDENT

                                            By /s/ John A. O'Neill
                                               ------------------------------
                                               Name: JOHN A. O'NEILL
                                               Title: VICE PRESIDENT

                                            SOCIETE GENERALE

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            BANQUE NATIONALE DE PARIS

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            CREDIT LYONNAIS, NEW YORK BRANCH

                                            By
                                               ------------------------------
                                            Name:
                                            Title:

                                            DEN DANSKE BANK

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            SOCIETE GENERALE

                                            By /s/ Dabney Giles Treacy
                                               ------------------------------
                                               Name: DABNEY GILES TREACY
                                               Title: VICE PRESIDENT